EXHIBIT 10.37


                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is made and entered into as of the 15th day of April, 1998, among Newtech Electronics Industries, Inc. (f/k/a New M-Tech Corporation), a Florida corporation (the "Company"), Joel Newman and Windmere Holdings Corporation, a Delaware corporation ("Windmere" and together with Mr. Newman, the "Shareholders"). This Agreement shall become effective upon the consummation of the Offering (as defined in the recitals hereto).

                                    RECITALS

         WHEREAS, the Shareholders collectively own 9,500,000 of the 10,000,000 outstanding shares of the Company's common stock, par value $.0l per share (the "Common Stock").

         WHEREAS, the Company intends to file with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form S-1 (the "Registration Statement") with respect to the Company's proposed underwritten initial public offering (the "Offering") of Common Stock.

         WHEREAS, in consideration of their services to the Company, the Company has agreed to provide to the Shareholders certain registration rights with respect to the shares of Common Stock held by them from time to time (such Common Stock being referred to herein as the "Restricted Shares") following the consummation of the Offering.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements of the parties contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

         1. INCIDENTAL REGISTRATION. If, at any time commencing 180 days after the date of the prospectus contained in the Registration Statement, the Company proposes to file on its behalf and/or on behalf of any of its security holders ("the demanding security holders") a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act") on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the general registration of the sale of securities for cash with respect to its Common Stock or any other class of equity security (as defined in Section 3(a)(11) of the Securities Exchange Act of 1934) of the Company, it will give written notice to each of the Shareholders at least 30 days before the initial filing with the Commission of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The

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notice shall offer to include in such filing the aggregate number of shares of
Restricted Shares as each Shareholder may request.

         If a Shareholder desires to have the Restricted Shares registered under this Section 1, he or it shall advise the Company in writing within 15 days after the date of receipt of such offer from the Company, setting forth the amount of such Restricted Shares with respect to which registration is requested. The Company shall thereupon include in such filing the number of shares of Restricted Shares with respect to which registration is so requested, subject to the following. In the event that the proposed registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, the Company shall not be required to include any of the Restricted Shares in such underwriting unless the Shareholder agrees to accept the offering on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration; provided, however, that: (i) if the managing underwriter determines in good faith and advises the Company in writing that the inclusion of all Restricted Shares proposed to be included by the Shareholders in the underwritten public offering and other issued and outstanding shares of Common Stock proposed to be included therein by persons other than the Shareholders and the Company (the "Other Shares") would jeopardize the successful sale at the desired price of such other securities proposed to be sold by such underwriter or underwriters, then the Company shall be required to include in the offering (in addition to the number of shares to be sold by the Company) only that number of Restricted Shares that the managing underwriter believes will not jeopardize the successful sale at the desired price of such other securities proposed to be sold by such underwriter or underwriters, and the number of Restricted Shares and Other Shares not included in such underwritten public offering shall be reduced pro rata based upon the number of shares of Restricted Shares and Other Shares requested by the holders thereof to be registered in such underwritten public offering; and (ii) in each case all shares of Common Stock owned by the Shareholders which are not included in the underwritten public offering shall be withheld from the market by the Shareholder for a period, not to exceed 90 days, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering.

         2. REQUIRED REGISTRATION. At any time commencing 180 days after the date of the prospectus contained in the Registration Statement, a Shareholder may request that the Company effect the registration of the sale of Restricted Shares under the Securities Act. Upon receipt of such request (which shall specify the intended method or methods of disposition), the Company shall promptly notify all holders of Restricted Shares in writing of the receipt of such request and each Shareholder may elect (by written notice sent to the Company within 15 days from the date of such Shareholder's receipt of the aforementioned Company's notice) to have the sale of Restricted Shares included in such registration thereof pursuant to this Section 2. Thereupon the Company shall use its commercially reasonable best efforts to effect, as expeditiously as is possible (except that such filing shall be coordinated with the close of the fiscal quarters of the Company), the registration under the Securities Act of the sale of all shares of Restricted Shares which the Company has been so requested to register by such Shareholders for sale, all to the


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

extent required
to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Restricted Shares so registered; PROVIDED, HOWEVER, that the Company shall not be required to effect more than three registrations requested by each Shareholder with respect to the sale of any Restricted Shares pursuant to this Section 2, unless the Company shall be eligible to file a Registration Statement on Form S-3 (or other comparable short form) under the Securities Act, in which event there shall be no limit on the number of such registrations pursuant to this Section 2. Notwithstanding anything to the contrary contained herein, the obligation of the Company under this Section 2 shall be satisfied only when a Registration Statement covering at least 80% of the Restricted Shares specified for sale by the requesting Shareholders in the above-described matters shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, at least 80% of such Restricted Shares shall have been sold to the underwriters pursuant thereto.

         3. REGISTRATION PROCEDURES. If the Company is required by the provisions of Section 1 or Section 2 to effect the registration of the sale of any of its securities under the Securities Act, the Company will, as expeditiously as possible:

                  (a) keep each Shareholder advised in writing as to the initiation of proceedings for such registration and qualification and as to completion thereof, and will advise any such Shareholder, upon request, of the progress of such proceedings;

                  (b) prepare and file with the Commission a Registration Statement with respect to such securities and use its commercially reasonable best efforts to cause such Registration Statement to become and remain effective for a period of time required for the disposition of such securities by the holders thereof, but in no event longer than 120 days after the effective date of such Registration Statement;

                  (c) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until the earlier of the expiration of 120 days after the effective date of such Registration Statement and such time as all of such securities have been disposed of;

                  (d) furnish to such selling Shareholders such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such selling Shareholders may reasonably request;

                  (e) use its commercially reasonable best efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as each holder of such securities shall reasonably request (provided, however, the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then


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

qualified or to file any general consent to service or process), and do such other reasonable acts and things as may be required of it to enable such holder to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

                  (f) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Common Stock; and as shall be required in connection with the action taken by the Company; and

                  (g) promptly notify in writing the Shareholders and each underwriter of the happening of any event, during the period of distribution, as a result of which the Registration Statement includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                  Whether or not the Company gives notification of any event pursuant to clause (g) above, if so requested by the Company in writing, the Shareholders shall promptly cease making, and shall not permit, any offers of the Restricted Shares until such time as the Company notifies the Shareholders that they may resume making offers.

         4. UNDERWRITING DOCUMENTS; HOLDBACK

                  (a) Notwithstanding any provision of this Agreement to the contrary, a Shareholder may not include any Restricted Shares in any underwritten offering required or contemplated under this Agreement unless the Shareholder timely executes and delivers the form of underwriting agreement, custody agreement, power of attorney and other agreements and instruments reasonably required by the underwriters of such offering in connection with the preparation and consummation of such offering, which underwriting agreement shall, at a minimum, provided for the indemnification set forth in Section 6.

                  (b) Except for (i) transfers made in transactions exempt from the registration requirements under the Securities Act pursuant to Section 4(2) thereof, and (ii) the Company's issuance and sale of Common Stock pursuant to the exercise of any option, warrant, or other right to acquire shares of Common Stock, the Company and each Shareholder agrees not to offer, sell, contract to sell or otherwise dispose of any shares of Common Stock within seven days before or 90 days after the date of any final prospectus relating to any underwritten public offering of any of the Company's Common Stock, whether such offering is on behalf of the Company or any Shareholders or otherwise, in each case except pursuant to such prospectus or with the written consent of the underwriter or underwriters for such offering. Accordingly, the Company shall not be obligated under this Agreement to effect any registration of the sale of any Restricted Shares during such period except with respect to the offering to which such prospectus relates.


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

         5. EXPENSES. All expenses incurred in complying with this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for the Company, expenses of any special audits incident to or required by any such registration and expenses (including reasonable attorneys' fees) of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 3(d), except to the extent required to be paid by participating selling securityholders by state securities or blue sky laws, shall be paid by the Company, except that

                  (a) all such expenses in connection with any amendment or supplement to the Registration Statement or prospectus filed more than 90 days after the effective date of such Registration Statement because any holder of Restricted Shares has not effected the disposition of the securities requested to be registered shall be paid by such holder; and

                  (b) the Company shall not be liable for any fees, discounts or commissions to any underwriter or any fees or disbursements of counsel for any Shareholder in respect of the securities sold by the Shareholders.

         6. INDEMNIFICATION. In the event of the sale of any registration of any Restricted Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the seller of such shares, each underwriter of such shares, if any, each such broker or any other person, if any, who controls any of the foregoing persons, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement of a material fact contained in any registration statement under which such sale of Restricted Shares were registered under the Securities Act, any final prospectus contained therein, or any amendment or supplement thereto, or any document prepared and/or furnished by the Company incident to the registration or qualification of any Restricted Shares, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any final prospectus, necessary to make the statements therein in light of the circumstances under which they were made, not misleading, or any violations by the Company of the Securities Act or state securities or 'blue sky" laws applicable to the Company relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse such seller, such underwriter, broker or other person acting on behalf of such seller and each such controlling person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, such final prospectus or amendment or supplement or any document incident to the registration or qualification of any Restricted Shares in reliance upon and in conformity with information furnished to the Company by the Shareholder in writing expressly for use in preparation thereof. Before Restricted Shares held by a Shareholder shall be included in any


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

registration pursuant to this Agreement, the Shareholder shall have agreed to indemnify and hold harmless (in the same manner and to the same extent as set forth in this Section 6 for the indemnification of such prospective seller and underwriter by the Company) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and any person who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or omission from such registration statement or final prospectus contained therein or any amendment or supplement thereto, if such untrue statement or omission was made in reliance upon and in conformity with information furnished to the Company in writing by such Shareholder for use in the preparation of such registration statement, final prospectus or amendment or supplement.

         Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in this Section 6, such indemnified party will, if a claim in respect thereof is made against any indemnifying party, give written notice to the latter of such claim and/or the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party shall be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, provided that if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which conflict in any material respect with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 6, such indemnifying party shall reimburse such indemnified party and shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 6. The indemnifying party shall not make any settlement of any claims indemnified against thereunder without the written consent of the indemnified party or parties, which consent shall not be unreasonably withheld.

         Notwithstanding the foregoing provisions of this Section 6, if pursuant to an underwritten public offering of the Common Stock, the Company, the Shareholders and the underwriters enter into an underwriting or purchase agreement relating to such offering which contains provisions covering indemnification among the parties thereto in connection with such offering, the indemnification provisions of this Section 6 shall be deemed inoperative for purposes of such offering.

         7. CERTAIN LIMITATIONS ON REGISTRATION RIGHTS. Notwithstanding the other provisions of this Agreement, the Company shall not be obligated to register the sale of Restricted Shares of a Shareholder if, in the opinion of counsel to the Company, the sale or other disposition of all of


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

the Shareholder's Restricted Shares may be effected in any three-month period without registering such Restricted Shares under the Securities Act.

         8. MISCELLANEOUS.

                  (a) NOTICE GENERALLY. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and either delivered in person or delivered by reputable overnight courier with receipt acknowledged, addressed as follows:

                           (i)   If to the Company at:

                                 Newtech Electronics Industries, Inc.
                                 16550 N.W. 10th Avenue
                                 Miami, Florida  33169
                                 Attention: President

                           (ii)  If to Joel Newman at:

                                 Joel Newman
                                 355 Ocean Boulevard
                                 Golden Beach, Florida  33161

                           (iii) If to Windmere Holdings Corporation at:

                                 Windmere Holdings Corporation
                                 5980 Miami Lakes Drive
                                 Miami Lakes, Florida  33014-2467
                                 Attention:  President

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered or on the date of delivery by reputable overnight courier service, with receipt acknowledged.

                  (b) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto; provided, however, that, except for transfers upon a Shareholder's death by will or the laws of descent and distribution, the Shareholders' rights hereunder may not be transferred without the written consent of the Company.

                  (c) GOVERNING LAW. This Agreement shall be governed by the laws of the State of Florida, without regard to the provisions thereof relating to conflict of laws.


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

                  (d) SEVERABILITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  (e) ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete exclusive statement of the Agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

                  (f) COUNTERPARTS. This Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately, constitute one agreement.

                  (g) NO INCONSISTENT AGREEMENTS. Without the prior written consent of the Shareholders, the Company will not hereafter enter into any agreement with respect to its securities which grants registration rights to any person or entity, or which is inconsistent with the rights granted to the Shareholders in this Agreement. The Company has not previously entered into any agreement with respect to any of its securities granting any registration rights to any person or entity, other than the registration rights granted hereunder.

                  (h) REMEDIES. Each Shareholder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. The Company further agrees that, if the Company fails to comply with any provision of this Agreement, the Company shall pay to the Company's affected thereby such amounts as shall be sufficient to cover any costs and expenses, including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by such holders in enforcing any of their rights or remedies hereunder.

                                    * * * * *

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]


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                  IN WITNESS WHEREOF, the Company and the Shareholders have
executed this Agreement as of the date first above written.

                          NEWTECH ELECTRONICS INDUSTRIES, INC.

                          By: /S/ JOEL NEWMAN
                              --------------------------------------------------
                              Joel Newman,
                              Chairman of the Board, Chief Executive Officer and President

                          SHAREHOLDERS:

                          /S/ JOEL NEWMAN
                          ------------------------------------------------------
                          Joel Newman


                          WINDMERE HOLDINGS CORPORATION

                          By: /S/ DAVID FRIEDSON
                              --------------------------------------------------
                              Name:  DAVID FRIEDSON
                              Title:  AUTHORIZED SIGNATORY

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